UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K/A
(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  October 18, 2007 (September 19, 2007)

HSW International, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-33720	33-1135689
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

One Capital City Plaza, 3350 Peachtree Road, Suite 1150, Atlanta, GA	30326 (Zip Code)
(Address of principal executive offices)

Registrant’s telephone number, including area code (404) 926-0660

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

                The Registrant is filing this amendment to its Form 8-K filed on October 9, 2007, to provide additional information on the resignation of its former independent registered public accounting firm and to include Exhibit 16.1.

Item 4.01               Changes in Registrant’s Certifying Accountant

(a)(1) Previous Independent Registered Public Accounting Firm

(i)            The Independent Registered Public Accounting Firm for the Registrant, W.T. Uniack & Co. CPA’s P.C., has resigned effective September 19, 2007, as W.T. Uniack & Co. CPA’s P.C. was only engaged to audit the Registrant’s financial statements for the period March 14, 2006 (date of inception) to December 31, 2006.  W.T. Uniack & Co. CPA’s P.C. had been the Registrant’s independent registered public accounting firm from May 14, 2007.

(ii)           W.T. Uniack & Co. CPA’s P.C. report on the Registrant’s financial statements did not contain any adverse opinion, or disclaimer of opinion and were not modified as to uncertainty, audit scope or accounting principles.

(iii)          The decision to change the Registrant’s independent registered public accounting firm was recommended and approved by the board of directors of the Registrant since the Registrant did not have an audit committee at the time that the change was made.

(iv)          In connection with the audit of the Registrant’s financial statements for the period March 14, 2006 (date of inception) to December 31, 2006, and the subsequent interim period through the date of W.T. Uniack & Co CPA’s P.C.’s resignation, there were no disagreements with W.T. Uniack & Co. CPA’s P.C. on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of W.T. Uniack & Co. CPA’s P.C., would have caused them to make reference thereto in their report on the Registrant’s financial statements.

(v)           The Company provided W.T. Uniack & Co. CPA’s P.C. with a copy of this Form 8-K prior to its filing and requested that W.T. Uniack & Co. CPA’s P.C. furnish the Company with a letter addressed to the Securities and Exchange Commission stating whether or not W.T. Uniack & Co. CPA’s P.C. agrees with the above statements. A copy of such letter has been filed as an exhibit to this report.

(vi)          On September 19, 2007, the Company engaged Grant Thornton LLP (“Grant Thornton”) as its independent registered public accounting firm.  During the period from March 14, 2006 (date of inception) to December 31, 2006 and the subsequent interim period preceding the engagement of Grant Thornton, neither the Registrant, nor anyone on its behalf, has consulted Grant Thornton regarding: (i) the application of accounting principles to a specific completed or contemplated transaction, or the type of audit opinion that might be rendered on the Registrant’s financial statements, which consultation resulted in the providing of written or oral advice concerning the same to the Registrant that was an important factor considered by the Registrant in reaching a decision as to the accounting, auditing or financial reporting issue; or (ii) any matter that was either the subject of disagreement (as defined in Rule 304(a)(1)(iv) of Regulation S-K promulgated under the Securities Act of 1933, as amended) or a reportable event (as defined in Rule 304(a)(1)(v) of Regulation S-K).

Item 9.01               Financial Statements and Exhibits

                (d)           Exhibits.

Exhibit No.	Description
16.1	Letter from W.T. Uniack & Co. CPA’s P.C., dated October 16, 2007, addressed to the Securities and Exchange Commission

SIGNATURES

                Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 18, 2007                                                                        HSW INTERNATIONAL, INC.

By:	/s/ Hank Adorno
Name: Hank Adorno
Title: Vice Chairman

EXHIBIT INDEX

Exhibit No.	Description
16.1	Letter from W.T. Uniack & Co. CPA’s P.C., dated October 16, 2007, addressed to the Securities and Exchange Commission